UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2010

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement

Please see disclosure under Item 5.02 for certain compensation arrangements between Joe’s Jeans Inc. (the “Company”) and its directors.

ITEM 5.02                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)                                  Appointment of Executive Officers

In connection with the annual meeting of the Board on October 26, 2010, the Board re-appointed the following executive officers of the Company:  Marc Crossman to the position of President and Chief Executive Officer, Hamish Sandhu as Chief Financial Officer and Joe Dahan as Creative Director, each effective as of October 26, 2010.  In addition, the Board re-appointed Sam Furrow to continue to serve as Chairman of the Board of Directors in a non-executive capacity.

(e)                                  Compensation Arrangements

At the annual meeting of the Board on October 26, 2009 and in connection with the 2004 Stock Incentive Plan (the “Plan”), the Compensation Committee of the Board approved grants of restricted stock units (“RSUs”) as follows: (i) 39,548 RSUs each to Sam Furrow and Suhail Rizvi that vest on a quarterly basis over the course of 12 months; (ii) 26,366 RSUs each to Kent Savage and Kelly Hoffman that vest on a quarterly basis over the course of 12 months and $23,333 in the form of a cash payment to be paid in quarterly installments of $5,833.25 each primarily to cover tax obligations associated with the vesting of the RSUs.  In lieu of a RSU grant, Tom O’Riordan will be compensated through a cash retainer in the amount of $70,000 paid quarterly over the next twelve months.  The RSUs will be subject to the terms and conditions of the Plan and applicable award agreement to be executed by each participant, a form of which was previously filed as Exhibit 10.2 and incorporated by reference to the Current Report on Form 8-K filed on December 21, 2007.

ITEM 5.07                                       Submission of Matters to a Vote of Security Holders

Results of Annual Meeting of Stockholders

On September 13, 2010, the Company filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission relating to an annual meeting of our stockholders to be held on October 26, 2010.  The purpose of the annual meeting was to vote on the following proposals: (1) to elect seven directors to serve on the Board of Directors until the 2011 annual meeting of stockholders or until their respective successors are elected and qualified; and (2) to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2010.

The Board fixed the close of business on September 10, 2010 as the record date for identifying those stockholders entitled to notice of, and to vote, at the annual meeting.  On September 15, 2010, the notice of annual meeting, proxy statement and proxy cards were first mailed to stockholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2009.  On October 26, 2010, the Company conducted its annual meeting of stockholders and all proposals were approved.

On October 26, 2010, 53,678,453 shares were represented in person or by proxy at the meeting, which reflected approximately 84% of total shares outstanding.  This share amount reflects the addition of certain shares that the Company holds as treasury shares in a segregated brokerage account.  The vote totals on the two proposals were as follows:

	For	Withheld	Broker Non-Votes
1. Election of seven directors:
Samuel J. Furrow	27,974,499	353,448	25,350,506

Marc B. Crossman	27,977,981	349,966	25,350,506

Joe Dahan	27,914,313	413,634	25,350,506

Kelly Hoffman	28,063,251	264,969	25,350,506

Thomas O’Riordan	28,112,492	215,455	25,350,506

Suhail R. Rizvi	28,069,459	258,488	25,350,506

Kent Savage	28,172,233	155,714	25,350,506

	For	Against	Abstain

2. Appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending November 30, 2010	53,171,759	466,345	40,349

ITEM 9.01                                       Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit
Number	Description

10.1	2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 10, 2009)

10.2	Form of Restricted Stock Unit Agreement (incorporated by reference to the Current Report on Form 8-K filed on December 21, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.
(Registrant)

Date: October 29, 2010	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

10.1	2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 10, 2009)

10.2	Form of Restricted Stock Unit Agreement (incorporated by reference to the Current Report on Form 8-K filed on December 21, 2007)